IMMUNOMEDICS, INC.

                                      PROXY
                ANNUAL MEETING OF STOCKHOLDERS--DECEMBER 5, 2001
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

     Know All Men By These Presents, that the undersigned stockholder of Immunomedics, Inc. hereby constitutes and appoints David M. Goldenberg and Cynthia L. Sullivan, and each and either of them, the attorneys and proxies of the undersigned, with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of Immunomedics, Inc. to be held at the offices of Immunomedics, Inc., 300 American Road, Morris Plains, New Jersey on Wednesday, December 5, 2001, at 10:00 A.M., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present:

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT AUDITORS, AND FOR THE APPROVAL OF THE ADOPTION OF THE IMMUNOMEDICS, INC. 2002 STOCK OPTION PLAN.


                  (Continued and To Be Signed on Reverse Side)

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[x] Please mark your votes as in this example.

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                                      WITHHOLD
                                      AUTHORITY
                         FOR all     to vote for
                         nominees    all nominees
                          listed       listed        Nominees:                                              FOR   AGAINST   ABSTAIN
                       -----------   ------------   --------------------------                             ----- --------- ---------
 1. Election of Directors  [ ]          [ ]          01 - David M. Goldenberg     2. Approval of the        [ ]    [ ]       [ ]
    The Board of Directors                           02 - Cynthia L. Sullivan        adoption of the
    recommends a vote                                03 - Morton Coleman             Immunomedics, Inc.
    FOR the nominees                                 04 - Marvin E. Jaffee           2002 Stock Option Plan.
    listed to the right                              05 - Richard R. Pivirotto
                                                     06 - Mary E. Paetzold        3. Ratification of the    [ ]    [ ]       [ ]
                                                                                     Appointment of KPMG LLP
    To withhold authority to vote for                                                as Independent Auditors.
    any individual nominee, write that
    nominee's name in the space provided below.                                   4. In their discretion, and upon such other
    -------------------------------------------                                      matters as may properly come before the
                                                                                     meeting.

                                                                                     Both of said attorneys and proxies, or their
                                                                                     substitutes (or if only one, that one) at said
                                                                                     meeting, or any adjournments thereof, may
                                                                                     exercise all of the powers hereby given. Any
                                                                                     proxy previously given is hereby revoked.

                                                                                     Receipt is acknowledged of the notice of the
                                                                                     Annual Meeting of Stockholders, the Proxy
                                                                                     Statement accompanying said Notice and the
                                                                                     Annual Report to Stockholders for the fiscal
                                                                                     year ended June 30, 2001.

                                                                                     In witness hereof, the Undersigned has signed
                                                                                     this proxy.

                                                                                     I do not wish to receive an Annual          [ ]
                                                                                     Report for this account at this address.

                                                                                     I plan to attend the Annual Meeting.        [ ]

                                                                                     I do not plan to attend the Annual Meeting. [ ]

                                                Signature of Stockholder ____________________________________   Dated: _____________

                                                Signature of Stockholder ____________________________________   Dated: _____________

NOTE:

        Signature(s) of stockholder(s) should correspond exactly with the names(s) shown. If stock is jointly held, both holders should sign. Attorneys, executors, administrators, trustees, guardians or others signing in a representative capacity should give their full titles. Proxies executed in the name of a corporation should be signed on behalf of the corporation by its president or other authorized officer. This Proxy, properly filled in, dated and signed, should be returned promptly in the enclosed envelope.

        Please sign exactly as name or names appear on this Proxy Card. When signing as attorney, executor, administrator, trustee, custodian or guardian, give full title. If there is more than one named stockholder, all should sign unless evidence of authority to sign on behalf of others is attached.

                      Please complete, sign, date and return the Proxy Card promptly in the enclosed, self-addressed, postage prepaid envelope.

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